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                                                                    Exhibit 99.6

                        RECONSTITUTED SERVICING AGREEMENT

          This RECONSTITUTED SERVICING AGREEMENT, dated as of December 1, 2005 (the "Agreement"), is entered into between Countrywide Servicing LP ("Countrywide") and Taberna Realty Holdings Trust ("TRHT") and acknowledged by Countrywide Home Loans, Inc. ("Countrywide Home Loans"), Merrill Lynch Mortgage Investors, Inc. ("Depositor"), Wachovia Bank, National Association, as indenture trustee on behalf of the Trust defined below (the "Indenture Trustee") and Wells Fargo Bank, N.A. (the "Master Servicer"):

          WHEREAS, Lehman Brothers Bank, FSB (the "Assignor") transferred and assigned all of its rights, title and interest in the mortgage loans identified on Exhibit A hereto (the "Mortgage Loans") in, to and under that certain Flow Seller's Warranties and Servicing Agreement, Conventional Residential Fixed Rate Mortgage Loans (the "Flow Seller's Warranties and Servicing Agreement"), dated as of June 1, 2004, by and between the Assignor, and Countrywide Home Loans, to Lehman Capital, A Division of Lehman Brothers Holdings, Inc. ("Lehman Capital"), pursuant to an Assignment and Conveyance Agreement, dated as of September 30, 2005, by and between the Assignor and Lehman Capital (the "Assignment and Conveyance"); and

          WHEREAS, Lehman Capital transferred and assigned all of its rights, title and interest in the Mortgage Loans in, to and under the Assignment and Conveyance pursuant to an Assignment, Assumption and Recognition Agreement by and between Lehman Capital and TRHT, dated as of September 30, 2005;

          WHEREAS, TRHT shall convey all of its right, title, interest and obligations to such Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between TRHT and the Depositor, and the Depositor shall convey all of its right, title, interest and obligations in and to the Mortgage Loans to Merrill Lynch Mortgage Investors Trust, Series 2005-A9 (the "Trust"), pursuant to that certain Sale and Servicing Agreement, dated as of December 1, 2005, among TRHT, the Depositor, the Trust, the Indenture Trustee and the Master Servicer (the "Sale and Servicing Agreement").

          WHEREAS, Countrywide shall service the Mortgage Loans for the Trust, as owner of the Mortgage Loans, from and after the date hereof in accordance with the servicing provisions contained in Flow Seller's Warranties and Servicing Agreement as modified herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. TRHT warrants and represents to and covenants with Countrywide that:

     (a) Attached hereto as Exhibit B is a true and accurate copy of the Flow Seller's Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified by TRHT in any respect, nor has any notice of termination been given by TRHT thereunder;

     (b) TRHT is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (c) TRHT has full organizational power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth
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          herein. The consummation of the transactions contemplated by this
          Agreement is in the ordinary course of TRHT's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of TRHT's charter or by-laws or any legal restriction, or any material agreement or instrument to which TRHT is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which TRHT or its property is subject. The execution, delivery and performance by TRHT of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of TRHT. This Agreement has been duly executed and delivered by TRHT and, upon the due authorization, execution and delivery by Countrywide, will constitute the valid and legally binding obligation of TRHT enforceable against TRHT in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by TRHT in connection with the execution, delivery or performance by TRHT of this Agreement, or the consummation by it of the transactions contemplated hereby.


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          2. Countrywide hereby states, as of the Closing Date (as defined in the Sale and Servicing Agreement referred to below), the representations and warranties contained in Section 3.01 of the Flow Seller's Warranties and Servicing Agreement (except with respect to Section 3.01(k), (l), (n) and (o), to and for the benefit of the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

          3. From and after the date hereof, Countrywide shall recognize the Trust as the owner of the Mortgage Loans, and Countrywide will service the Mortgage Loans in accordance with the servicing provisions contained in the Flow Seller's Warranties and Servicing Agreement for the benefit of the Trust, and shall look solely to the Trust for performance of the obligations of Purchaser under the Flow Seller's Warranties and Servicing Agreement with respect to the Mortgage Loans.

          4. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by replacing the phrase "Countrywide Home Loans, Inc. in trust for the Purchaser of Conventional Residential Conventional Residential Mortgage Loans, and various Mortgagors" with "Countrywide Home Loans Servicing LP in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2005-A9".

          5. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by replacing the phrase "Countrywide Home Loans, Inc. in trust for Purchaser of Conventional Residential Mortgage Loans, and various Mortgagors" with "Countrywide Home Loans Servicing LP in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2005-A9".

          6. Countrywide acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement. The Servicer shall deliver all reports required to be delivered under the Flow Seller's Warranties and Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

          7. Countrywide hereby acknowledges that the Master Servicer of the Mortgage Loans has the right to enforce all obligations of Countrywide under the Flow Seller's Warranties and Servicing Agreement acting on behalf of the Trust, as owner of the Mortgage Loans. Such rights will include, without limitation, the right to terminate Countrywide under the Flow Seller's Warranties and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Countrywide under the Flow Seller's Warranties and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Countrywide under the Flow Seller's Warranties and Servicing Agreement, the right to examine the books and records of Countrywide, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust, the


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Indenture Trustee, TRHT and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer or the Indenture Trustee, as applicable, to perform the obligations of the "Purchaser" under the Flow Seller's Warranties and Servicing Agreement. In addition, the Trust shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Purchaser" under the Flow Seller's Warranties and Servicing Agreement and this Agreement. Countrywide shall make all distributions under the Flow Seller's Warranties and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number:         #121-000-248
          Account Name:   Corporate Trust Clearing
          Account number:   3970771416

          For further credit to:  MLMI 2005-A9
          Distribution Account Number: 17216400

          8. Countrywide shall deliver all reports required to be delivered under the Flow Seller's Warranties and Servicing Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention:  Merrill Lynch Mortgage Investors Trust, Series 2005-A9

          9. The Servicer and TRHT hereby amend the Flow Seller's Warranties and Servicing Agreement as follows:

               The following definitions are added to Article I:

                    Indenture Trustee: Wachovia Bank, National Association

                    Master Servicer: Wells Fargo Bank, N.A., or its successors in interest.

               The definition of "Business Day" is deleted in its entirety and replaced with the following:

          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or Countrywide are authorized or obligated by law or executive order to be closed.

          The following sentence is added to the end of the first paragraph of
Section 5.02 of the Flow Seller's Warranties and Servicing Agreement:

          "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), Countrywide shall forward to the Master Servicer reports in a format agreed upon between the

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Master Servicer and Countrywide with respect to defaulted Mortgage Loans and realized loss calculations, respectively."

                Section 6.04 shall be amended by changing any reference to "Purchaser" to "Master Servicer".

                Section 6.05 shall be amended by changing any reference to "Purchaser" to "Master Servicer" and by adding the following paragraphs at the
end of such section:    For so long as the Mortgage Loans are being master
serviced by a master servicer in a securitization transaction, by March 15th of each year (or if not a Business Day, the immediately preceding Business Day), an officer of Countrywide shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates.

          Countrywide shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by Countrywide or any of its officers, directors, agents or affiliates of its obligations under Section 6.04 and Section 6.05 or the gross negligence, bad faith or willful misconduct of Countrywide in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then Countrywide agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and Countrywide on the other in connection with a breach of Countrywide's obligations under Section 6.04 and Section 6.05 or Countrywide's gross negligence, bad faith or willful misconduct in connection therewith."

          The following Subsection shall be added to Section 10.01:

          "(x) failure by Countrywide to duly perform, within the required time period, its obligations under Section 6.04 and Section 6.05 and the provision of the back-up Section 302 certificate to the party filing such
Section 302 certificate pursuant to Section 7.01(b) which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by Countrywide from the Master Servicer with respect to such Mortgage Loans;"

          The following shall be added as Section 12.12 of the Flow Seller's Warranties and Servicing Agreement:

          "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

          10. Any notices or other communications permitted or required under the Flow Seller's Warranties and Servicing Agreement to be made to TRHT, Countrywide, the Master Servicer or the Depositor shall be sent as follows:

          In the case of TRHT:

          Taberna Realty Holdings Trust
          1818 Market Street
          Philadelphia, PA 19103
          Attention:  Jack Salmon

          with a copy to:

          Taberna Realty Holdings Trust
          1818 Market Street
          Philadelphia, PA 19103
          Attention:  Raphael Licht

          In the case of Countrywide:

          Countrywide Home Loans, Inc.
          4500 Park Granada
          Calabasas, California 91302
          Attention:  Darren Bigby

          and


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          Countrywide Home Loans Servicing LP
          400 Countrywide Way
          Simi Valley, California 21045
          Attention:  Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

          In the case of the Master Servicer:
          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention:  Merrill Lynch Mortgage Investors, Inc., Series 2005-A9


          In the case of the Depositor:

          Merrill Lynch Mortgage Investors, Inc.
          World Financial Center
          South Tower
          New York, New York 10281
          Attention: MLMI 2005-A9

or to such other address as may hereafter be furnished by a party to the other parties in accordance with the provisions of the Flow Seller's Warranties and Servicing Agreement.


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          11. Except as modified and expressly amended by this Agreement, the
Flow Seller's Warranties and Servicing Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

          12. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which TRHT or Countrywide may be merged or consolidated shall without the requirement for any further writing, be deemed TRHT or Countrywide, respectively hereunder.

          15. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          16. In the event that any provision of this Agreement conflicts with any provision of the Flow Seller's Warranties and Servicing Agreement with respect to the Assigned Loans, the terms of this Agreement shall control.

          17. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and, except to the extent preempted by Federal law and the obligations, rights and remedies of the parties hereunder, shall be determined in accordance with such laws.

          18. Any capitalized term used but not defined in this Agreement has the same meaning as in the Flow Seller's Warranties and Servicing Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        TABERNA REALTY HOLDINGS TRUST

                                        By: _________________________
                                            Name:
                                            Title:


                                        COUNTRYWIDE SERVICING LP

                                        By: _________________________
                                            Name:
                                            Title:
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And acknowledged by:

                                        WELLS FARGO BANK, N.A.

                                        By: _________________________
                                            Name:
                                            Title:




                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: _________________________
                                            Name:
                                            Title:


                                        COUNTRYWIDE HOME LOANS, INC.

                                        By: _________________________
                                            Name:
                                            Title:
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                                    EXHIBIT A

                                 MORTGAGE LOANS

                             [Intentionally Omitted]
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                                    EXHIBIT B

                FLOW SELLER'S WARRANTIES AND SERVICING AGREEMENT

                             [Intentionally Omitted]